EXHIBIT 10.5
                                                                    ------------

                            Revolving Promissory Note
                              (Export-Import Line)


$2,000,000.00                                                   January 17, 2001

         FOR VALUE RECEIVED, the undersigned (the "Borrower"), promises to pay to the order of Silicon Valley Bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrower, up to a maximum principal amount of Two Million Dollars ($2,000,000.00), plus interest on the aggregate unpaid principal amount of such Advances, at the rates and in accordance with the terms of the Export-Import Bank Loan and Security Agreement between Borrower and Bank dated as of December 27, 1999, as amended from time to time (the "Loan Agreement") on the first calendar day of each month after an Advance has been made. The entire principal amount and all accrued interest shall be due and payable on December 31, 2001, or on such earlier date, as provided for in the Loan Agreement.

         Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower, and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

         Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any errors in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

         Borrower promises to pay Bank all reasonable costs and reasonable expenses including all reasonable attorneys' fees, incurred in such collection or in any suit or action to collect this Note or in any appeal thereof, unless a final court of competent jurisdiction finds that the Bank acted with gross negligence or willful misconduct. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, as well as any applicable statute of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

         This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

         The law of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE OR THE LOAN AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

         BORROWER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE EXIM LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS,

BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. BORROWER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


                                      DATAWATCH CORPORATION


                                      By: /s/  Bruce R. Gardner
                                         ---------------------------------------

                                      Name: Bruce R. Gardner
                                           -------------------------------------

                                      Title: President
                                            ------------------------------------


                                      DATAWATCH INTERNATIONAL LIMITED


                                      By: /s/  Bruce R. Gardner
                                         ---------------------------------------

                                      Name: Bruce R. Gardner
                                           -------------------------------------

                                      Title: President
                                            ------------------------------------


                                      DATAWATCH EUROPE LIMITED


                                      By: /s/  Bruce R. Gardner
                                         ---------------------------------------

                                      Name: Bruce R. Gardner
                                           -------------------------------------

                                      Title: President
                                            ------------------------------------


                                      GUILDSOFT LIMITED


                                      By: /s/  Bruce R. Gardner
                                         ---------------------------------------

                                      Name: Bruce R. Gardner
                                           -------------------------------------

                                      Title: President
                                            ------------------------------------